Discontinued Operation	6 Months Ended
Mar. 31, 2023
Discontinued Operations [Abstract]
DISCONTINUED OPERATION
16.	DISCONTINUED OPERATION

In November 2018, the Company entered into an agreement with a third-party company to dispose its battery cell production line. The production line was disposed in December 2018. After the disposal, the Company is no longer engaged in the manufacturing of battery cells. The disposal of the production line was treated as a discontinued operation for all fiscal years presented.

Due to the impact of COVID-19, the revenue of rental business decreased after December 2019, which led to the termination of the cooperation with its sublease agents from January 2020 to July 2020. Therefore, management decided to dispose majority of its rental assets, mainly batteries and E-bicycle, before September 30, 2021. The disposal of the Company’s rental business was also treated as a discontinued operation for all fiscal years presented.

The liabilities of the discontinued operations, which are included in “Current liabilities of discontinued operation” on the Consolidated Balance Sheets as of September 30, 2022 and March 31, 2023, consist of the following:

	2022	2023
Liabilities of discontinued operation
Accounts payable	$207,206	$206,792
Other payables	62,119	72,347
Income tax payable	434,343	449,895
Total current liabilities	703,668	729,034
Total liabilities	$703,668	$729,034

The following are revenues and income (loss) from discontinued operation:

	Six Months Ended March 31,
	2022	2023
Net revenues	$261	$120
Cost of revenues	(1,847)	-
(Loss)/Income from discontinued operation before income tax	(105,797)	131
Income tax expense	-	-
(Loss)/Income from discontinued operation, net of income tax	$(105,797)	$131